UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 30, 2013
WATERSTONE FINANCIAL, INC.
 (Exact name of Registrant as specified in its charter)

Federal (State or Other Jurisdiction of Incorporation)	000-51507 (Commission File Number)	20-3598485 (I.R.S. Employer Identification No.)

11200 W. Plank Ct, Wauwatosa, Wisconsin 53326
(Address of principal executive offices)

(414) 761-1000
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On July 30, 2013, Waterstone Financial, Inc. issued a press release announcing its financial results for the quarter and the six months ended June 30, 2013.  A copy of the press release is being furnished to the Securities and Exchange Commission as Exhibit 99.1 attached to this report and incorporated by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.                          Description

99.1                          Press release of Waterstone Financial, Inc. issued July 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Waterstone Financial, Inc.

Date: July 30, 2013	/s/ Richard C. Larson
Name: Richard C. Larson
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.                                        Description

     99.1                                        Press release of Waterstone Financial, Inc. issued July 30, 2013.